AGREEMENT FOR ASSIGNMENT OF CONTRACTS
                                       AND
                             COVENANT NOT TO COMPETE


         This Agreement for Assignment of Contracts and Covenant Not to Compete (the "Agreement") made between MOORINGS DEVELOPMENT AND MARKETING CORPORATION, a Florida corporation ("MDMC"), RIVERSIDE SOD AND SUPPLY COMPANY, a Florida corporation ("RSSC"), BARRY SPENCER ("Spencer") and COMMUNITY ACQUISITION & DEVELOPMENT CORP., a Delaware corporation, or its assigns ("CADC").

                                  INTRODUCTION:

         A. Moorings of Manatee, Inc., a Florida corporation ("MMI") is the owner of a manufactured housing community known as Manatee River Golf and Boating Resort Community located in Ruskin, Florida (the "Park").

         B. MMI and CADC have, concurrently with this Agreement, entered into an Asset Purchase Agreement (the "Asset Agreement") for the sale of the Park.

         C. MDMC and RSSC are parties to certain contracts that relate to the Park. These contracts (each a contract and collectively the "Contracts") are more particularly described in Exhibit "A".

         D. MDMC and RSSC have reached an agreement for the assignment of the Contracts to CADC.

         E. MDMC is the owner of certain new mobile homes (the "Homes"). MDMC wishes to sell to CADC, and CADC wishes to purchase from MDMC, the Homes.

         F.  Spencer  is the  president  of  MDMC,  RSSC  and  MMI.  Spencer  is
experienced  in  the  development,   ownership  and  operation  of  mobile  home
communities. Spencer and CADC have reached an agreement whereby Spencer will agree not to compete with CADC with regard to the Park.

         G. The parties wish to set forth their agreements regarding the Contracts and Spencer's refraining from competition with CADC in writing.

         THEREFORE, for good and valuable consideration, the parties agree as follows:

                  1. ASSIGNMENT AND ASSUMPTION. MDMC and RSSC agree to transfer and assign to CADC, subject to the terms and conditions of this Agreement, all of their right, title in interest in, to and under the Contracts. CADC, or its assigns, upon closing, will assume all of the rights and obligations of MMI under the Contracts from and after the date of closing.

                  2. PRICE. CADC agrees to pay to MDMC and RSSC, respectively, the following sums for their rights under the Contracts:

                           a.       To MDMC for the  Consulting  Agreement,  the
sum of $350,000.

                           b.       To MDMC for the Asset Management  Agreement,
the sum of $250,000.

                           c.       To  RSSC  for  the  Golf  Course  Management
Agreement, the sum of $100,000.

                           d.       To  MDMC for the Management  Agreement,  the
sum of $600,000.

                           e.       To MDMC for the Marketing Agreement, the sum
of $200,000.

These sums are collectively referred to as the "Contract Purchase Price". The Contract Purchase Price, plus the Home Price (as defined below) (collectively, the Purchase Price), shall be paid as follows:

                           a. The earnest money deposits shall be credited toward the Purchase Price at closing;

                           b. The balance shall be due and payable in certified funds, or the equivalent thereof, at closing.

                  3. EARNEST MONEY DEPOSIT. CADC will deliver to Livingston, Patterson, Strickland & Weiner, P.A. (the "Escrow Agent") an earnest money deposit in the following amounts and at the following times:

                           a.       Within   two  (2)   business   days  of  the
                                    Effective  Date,  the  sum  of  One  Hundred
                                    Thousand and N100 Dollars ($100,000.00).

         All sums deposited with the Escrow Agent will be held in an interest bearing trust account as the earnest money deposit for the transaction described herein.

         In the event that the transaction contemplated hereby is consummated in accordance with the terms and conditions hereof, the Escrow Agent shall apply the earnest money deposit to the purchase price due on the date of closing and the interest shall be paid to CADC. In the event that the transaction contemplated hereby is not so consummated, the earnest money deposit shall be paid to CADC unless MDMC and RSSC are entitled to it under the paragraph


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

captioned "Default" due to a default by CADC. The interest shall be paid to the party entitled to the deposit.

         The sole liability of the Escrow Agent shall be to deposit the funds in an interest-bearing account and to disburse the funds according to the terms of this Agreement. No fees shall be charged by Escrow Agent for setting up the escrow and administering it. However, notwithstanding the foregoing, in the event of a breach of this Agreement by any party, and in the event of a dispute as to the disposition of said escrowed funds, the parties agree to allow the Escrow Agent to hold the funds during any court proceedings, and shall indemnify and hold harmless the Escrow Agent from all liability hereunder and shall reimburse the Escrow Agent for all court costs and attorneys' fees incurred by it, including attorneys' fees on appeal in the event it is joined in any legal proceedings regarding this Agreement.

         The parties acknowledge that Escrow Agent is acting as counsel for MDMC, MMI, Spencer and RSSC. This shall not prevent Escrow Agent from representing these parties in any action arising out of or related to this Agreement, and the Purchaser, who represents that it has consulted with its legal counsel as to the ramifications, expressly waives any right to object to such representations.

                  4. HOMES. The Homes are described in Exhibit "B". The Homes shall be purchased at MDMC's cost of $220,501. The purchase price for the Homes (the "Home Price") shall be in addition to the Purchase Price.

                  5. INSPECTION. CADC acknowledges that it has made all investigations with respect to the Contracts and that is satisfied with them. MDMC and RSSC make no warranties or representations with respect to the Contracts except that they are in full force and effect, and that MDMC and RSSC shall make no claims for any compensation or other sums due to them under the Contracts subsequent to closing.

                  6. ASSIGNABILITY. After making the Escrow Deposit, CADC shall have the right to assign its rights and obligations under this Agreement to a Delaware limited liability company to be formed under the name CAX Riverside, L.L.C. or another name selected by Purchaser ("Assignee"), as long as the representations and warranties applicable to Purchaser shall be met by Assignee.

                  7. NON-COMPETITION. Spencer shall enter into a non-competition agreement (the "Non-Competition Agreement") pursuant to which Spencer shall agree not to be engaged or employed, either directly or indirectly, in the business of owning or operating of a mobile home community which shall include the operation of a marina, a public golf course, or related amenities. The Non-Competition Agreement shall be for a term of five (5) years and shall encompass an area within fifty (50) miles of the Property. The Non-Competition Agreement shall be in the form attached as Exhibit "C". As consideration for this, CADC shall pay to Spencer on closing the sum of $350,000.

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

                  8. WARRANTIES AND REPRESENTATIONS . The parties make the following representations to one another in connection with this transaction:

         MDMC and RSSC hereby warrant and represent to CADC the following. All of the representations, warranties and agreements made by them below and elsewhere in this Agreement shall be true upon the execution of this Agreement, shall be deemed to be repeated at and as of the date of closing, and shall survive the closing for a period of one year. All such warranties and representations are made to the present actual knowledge of Barry Spencer, as president of MDMC and RSSC, and not otherwise.

                           a.       The Contracts are in full force and effect.

                           b. No claims for a breach have been asserted by any party to the Contracts.

                           c. True, correct and complete copies of the Contracts have been delivered to CADC. The Contracts have not been modified and will not be modified prior to closing.

                           d. The Contracts have not been pledged, made subject to any lien or security interest, or assigned.

                           e. The consummation of the transaction contemplated by this Agreement will not result in the breach of any term or provisions of any mortgage, indenture, instrument or agreement to which MDMC or RSSC is a party.

                           f.       MDMC   and  RSSC   are   corporations   duly
                                    organized, validly existing and in good standing under the laws of the State of Florida.

                           g. MDMC and RSSC have full power and authority to enter into this Agreement and to assume and perform all of their obligations hereunder. The individual signing this Agreement has the authority to do so and to bind them by doing so. To any extent required, the execution and delivery of this Agreement and the performance by MDMC and RSSC of their obligations hereunder has been duly authorized and no further action or approval is required in order to constitute


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

                                    this Agreement as a binding and enforceable obligation of MDMC and RSSC.

                           h. MDMC is the owner of the Homes and will, at closing, convey title to CADC free and clear of any liens.

         CADC hereby warrants and represents to MDMC and RSSC the following. All of the representations, warranties and agreements made by it below and elsewhere in this Agreement shall be true upon the execution of this Agreement, shall be deemed to be repeated at and as of the date of closing, and shall survive the closing for a period of one year. All such warranties and representations are made to the present actual knowledge of the officer signing this Agreement on behalf of CADC and not otherwise.

                           a.       CADC  is  a  corporation   duly   organized,
                                    validly existing and in good standing under the laws of the State of Delaware.

                           b. The consummation of the transaction contemplated by this Agreement will not result in the breach of any term or provisions of any mortgage, indenture, instrument or agreement to which CADC is a party.

                           f. CADC has full power and authority to enter into this Agreement and to assume and perform all of its obligations hereunder. The individual signing this Agreement has the authority to do so and to bind CADC by doing so. To any extent required, the execution and delivery of this Agreement and the performance by CADC of its obligations hereunder has been duly authorized and no further action or approval is required in order to constitute this Agreement as a binding and enforceable obligation of CADC.

                  9. CONDITIONS TO CLOSING. The following shall constitute conditions precedent to the liability of the parties to consummate the closing described herein:

                           a. All of the warranties and representations set forth herein shall be true as of the date of closing.

                           b.       Simultaneous   closing  of  the  transaction
                                    contemplated in the Asset Agreement.



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




                  10. CLOSING. The closing of the transaction contemplated hereby shall be held simultaneously with the Closing of the Asset Purchase Agreement. The closing shall be held at at the offices of the attorney for MDMC and RSSC, or at such other time, date and location as is mutually agreeable to the parties.

                  11. CLOSING EVENTS. At the time and place of closing, MDMC and RSSC, as appropriate, shall cause to be delivered to CADC or, if appropriate, execute in favor of CADC, the following documents:

                           a.       An assignment of the Contracts; and

                           b. Certificates of Title or, if titles have not been issued as of the Closing Date, a Bill of Sale and Manufacturers' Statements of Origin for the Homes.

Also, Spencer shall cause to be delivered to CADC or, if appropriate, execute in favor of CADC, the following documents:

                           a.       A Non-Competition Agreement;

                  12. COMMISSIONS. MDMC, RSSC and Spencer and CADC represent to each other that they have not dealt with any real estate broker or other broker in regard to the Park and this transaction except for Horizon Real Estate & Investment Corporation ("Broker"). Each party agrees to indemnify, defend and hold harmless the other party from and against any real estate commission as a result of such representation by the representing party being untrue. Broker is entitled to a commission on the closing of the sale of the Park by MMI to CADC as set forth in the Asset Agreement, but not otherwise. CADC and MDMC and RSSC acknowledge that Broker is representing and acting on CADC's behalf with regard to the sale of the Park.

                  13. DEFAULT. In the event of a default by MDMC or RSSC hereunder, CADC may, at its option, elect to enforce the terms hereof, or demand and be entitled to an immediate refund of its entire earnest money deposit, together with any interest thereon, or CADC may exercise any other right or remedy, in equity or in law, all of which rights and remedies shall be cumulative. MDMC and RSSC agree that CADC, among its remedies, shall be entitled to specific performance of this Agreement. In the event of default by CADC, Seller may declare a forfeiture hereunder and retain the earnest money deposit, together with any interest thereon, as its sole remedy and as agreed liquidated damages. This shall constitute the only remedy of MDMC and RSSC, and they shall have no further rights against CADC. However, if any party (including any brokers executing this Agreement) are required to take any legal action to enforce this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys fees from the other party or parties.





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




                  14. GOVERNING LAW AND AMENDMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. No amendment or modification of this Agreement shall be valid or enforceable unless confirmed in writing and signed by each of the parties hereto.

                  15. BINDING EFFECT AND SURVIVAL. This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto. All of the terms and conditions of this Agreement shall survive the closing. Which party prepared this Agreement shall have no bearing on its interpretation. There are no third parties that are beneficiaries of this Agreement.

                  16. NOTICES. Any and all notices required to be delivered hereunder shall be deemed properly delivered if (i) personally delivered, or
(ii) mailed by registered or certified mail, return receipt requested, or sent by Federal Express or another express mail service to the following addresses, or (iii) sent by facsimile to the following numbers with a copy mailed within two (2) business days thereafter to the following numbers:

         If to Spencer, MDMC and RSSC:
                                c/o Barry Spencer
                                669 Trenton Way
                                Osprey  FL  34229
                                Fax # (941) 966-0082

         With copies to:        John Patterson, Esquire
                                LIVINGSTON, PATTERSON, STRICKLAND & WEINER, P.A.
                                46 North Washington Boulevard, Suite 1
                                Sarasota  FL  34236
                                Fax # (941) 366-0826

         If to CADC:            Community Acquisition & Development Corp.
                                3410 South Galena Street, Suite 210
                                Denver  CO  80231
                                Att'n: David M. Becker
                                Fax #

         With copies to:        Joseph M. Gaynor, Esquire
                                Joseph M. Gaynor, P.A.
                                2637 McCormick Drive
                                Clearwater FL 33759-1041
                                Fax # (813) 791-7920

         If to Broker:          Horizon Real Estate & Investment Corp.
                                1937 Golf Street
                                Sarasota  FL  34236
                                Fax # (941) 366-3643

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

Any party hereto may change the name and address or other information regarding the designee to whom notice shall be sent by giving written notice of such change to the other party hereto in the same manner as all other notices are required to be delivered hereunder.

                  17. TIME. Time is of the essence of this agreement. However, if a date for the performance of an obligation falls on a Saturday, Sunday or legal holiday, the date for performance shall be extended to the next business day that is not a Saturday, Sunday or legal holiday.

                  18. EFFECTIVE DATE. The Effective Date shall be the date all parties have executed this Agreement.

                  19. CONFIDENTIALITY. CADC shall maintain in strict confidence all information obtained from MDMC and RSSC. These matters shall only be disclosed to CADC's officers, directors, lenders and professional advisors, all of whom shall be instructed of the confidential nature of the information. Additionally, CADC, prior to the Effective Date, shall not make any public announcements regarding this transaction without the prior written consent, prior to the Effective Date, of MDMC and RSSC. Provided, however, that none of the foregoing shall operate to interfere with the obligations of CADC or its assignee for reporting under applicable securities laws or agreements with its lenders.

                  20. ATTORNEYS' FEES AND VENUE. In addition to any remedies provided by law, the prevailing party (which term shall include the broker) in any action to enforce this Agreement shall be entitled to recover all costs and expenses, including reasonable attorney's fees, from the other party. Venue for any litigation arising hereunder shall be in Hillsborough County, Florida.

                  21. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and supersedes all negotiations, tentative agreements, representations, commitments, or arrangements made prior to the date hereof. All prior agreements are merged into this Agreement, and all representations and warranties, whether oral or written, are hereby disclaimed and disavowed unless expressly contained herein.

                  22. COUNTERPARTS. This Agreement and any amendments to it may be executed in multiple copies, each of which shall for all purposes constitute one agreement, binding upon the parties. Each party shall send to all other parties by facsimile transmission a copy of the page of the Agreement with their signature within one business day from the date of execution.

                  23. CROSSDEFAULT. A default by a party to this Agreement shall be a default by that party under the Asset Agreement, and visa versa. MMI joins in this Agreement for the purposes of agreeing to this provision.

         IN WITNESS of this Agreement, the parties hereto have signed it on the dates set forth below.

WITNESSES:                                    SPENCER

 /s/                                          /s/ Barry I. Spencer
-----------------------------                 ----------------------------------
                                              Barry I. Spencer
 /s/
-----------------------------
                                              MDMC
                                              MOORINGS DEVELOPMENT & MARKETING
                                              CORPORATION, a
                                              Florida corporation
 /s/                                          By: /s/Barry I. Spencer
-----------------------------                    -------------------------------
                                                 Barry I. Spencer
 /s/                                             Its President
-----------------------------                    Taxpayer I.D. Number:
                                                 59-3192092

                                                 Signed on  November 20, 1998


                                              RSSC
                                              RIVERSIDE SOD AND SUPPLY COMPANY,
                                              a Florida corporation

 /s/                                          By: /s/ Barry I. Spencer
-----------------------------                    -------------------------------
                                                 Barry I. Spencer
 /s/                                             Its President
----------------------------                     Taxpayer I.D. Number:
                                                 59-3288595

                                                 Signed on  November 20, 1998


                                              CADC
WITNESSES:                                    COMMUNITY ACQUISITION &
                                              DEVELOPMENT CORP., a Delaware
                                              corporation

 /s/ Laura K. Quigley                         By: /s/ Joseph W. Gaynor
-----------------------------                    -------------------------------
                                                 Joseph W. Gaynor
 /s/ Cynthia E. White                            Its  President
-----------------------------                    Taxpayer I.D. Number:
                                                 23-2901426
                                                 Signed on  November 17, 1998

                                     JOINDER

         The undersigned real estate broker joins in this Agreement and acknowledges that it is not entitled to any commission under this Agreement.

                                              HORIZON REAL ESTATE & INVESTMENT
                                              CORPORATION

                                              By: /s/ N. J. Olivieri
                                                 -------------------------------
                                                 N. J. Olivieri
                                                 Its President


                                     JOINDER

         The undersigned joins in this Agreement for the purpose of agreeing to be bound by the provisions of the paragraph captioned Cross-Default.


                                               MOORINGS OF MANATEE, INC.

                                               By: /s/ Barry I. Spencer
                                                  ------------------------------
                                                  Barry I. Spencer
                                                  Its President



w:\moorings\brandy\asset\sup.agr
11-14-98


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